Annual Total Returns- Invesco Treasury Obligations Portfolio (Cash Management) [BarChart] - Cash Management - Invesco Treasury Obligations Portfolio - Cash Management Class	2011	2012	2013	2014	2015	2016	2017	2018	2019	2020
Total	0.03%	0.02%	0.03%	0.03%	0.10%	0.13%	0.63%	1.64%	1.96%	0.34%